SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                   July 23, 1997
                 ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                                     CPAC, INC
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             (Exact Name of registrant as specified in its charter)


                   New York                                0-9600
             ----------------------               -----------------------
          State or other jurisdiction              Commission File Number
                of incorporation

                                     16-0961040
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                             IRS Employer ID Number


                   2364 Leicester Road, Leicester, New York 14481
                 ---------------------------------------------------
                      (Address of Principal Executive Offices


                                   (716) 382-3223
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              (Registrant's telephone number, including area code)




             THE EXHIBIT INDEX IS LOCATED AT PAGE 6 OF THIS REPORT.
ITEM 1:   CHANGES IN CONTROL OF REGISTRANT

          Not Applicable


ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS
          On July 23, 1997, the Registrant purchased certain assets of the commercial cleaning chemicals business of IVAX Industries, Inc., a wholly-owned subsidiary of IVAX Corporation, for $17,000,000 in cash, plus the assumption of certain liabilities. The purchase price is subject to adjustment upon completion of an audited balance sheet of the assets purchased and liabilities assumed.
          The acquired business, including accounts receivable, inventory, machinery, equipment and motor vehicles used exclusively in the business, patents,patent applications, trademarks, trade names, trade secrets, certain licenses,purchase orders, contracts, customer lists, and chemical formulae generated 1996 sales of approximately $25,000,000. The business manufactures and distributes 177 chemical products for commercial and janitorial cleaning, including floor and carpet care, germicidal cleaners, air deodorizers, industrial degreasers and hand soaps. The acquired business has more than 50 trademarks, and markets its products under the national brand names Franklin(R) and Masury ColumbiaTM as well as through private-label accounts.
          Pursuant to separate, 5 year, renewable reciprocal supply agreements with IVAX Industries, Inc., the Registrant's Fuller Brush subsidiary shall produce chemicals for IVAX Industries' Loren division to be marketed and distributed by both Loren and Fuller, and the Loren division shall produce certain abrasive products for distribution by Fuller.
          The Registrant intends to incorporate the business into its newly formed Cleaning Technologies Group and operate the business as a division of the Registrant's Fuller Brush subsidiary in Great Bend, Kansas. The principal location of the business shall continue to be the 26 acre site located in Marion,Ohio.
          Consistent with its announced acquisition strategy, the Registrant utilized funds obtained through private placements and existing lines of credit to finance the acquisition.


ITEM 3:   BANKRUPTCY OR RECEIVERSHIP

          Not Applicable


ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Not Applicable


ITEM 5:   OTHER EVENTS

          None


ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS

          Not Applicable


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS
          A.   FINANCIAL STATEMENT OF BUSINESS ACQUIRED
          With respect to the business acquisition described in Item 2 above, the Registrant finds it impracticable to provide financial statements of the business acquired for the periods specified in Rule 3-05(b) of Regulation S-X at the time of the filing of this Current Report (Form 8-K). The Registrant shall cause to be filed under cover of Form 8-K(A) audited statements of net assets acquired and revenues and expenses before interest expense and income taxes for the two most recent fiscal years of the acquired business in satisfaction of the requirements of Rule 3-05 of Regulation S-X. Unaudited financial statements in the above format for the interim period from the most recent fiscal year to the date of closing shall also be provided. To the extent available, the Registrant shall provide in a note to the financial statements selected operating, investing,and financing cash flow information. The filing shall contain an explanation of the reasons for the presentation. A manually-signed accountants' report shall be provided pursuant to Rule 2-02 of Regulation S-X. Such Amendment shall be filed as soon as practicable, but no later than October 6, 1997.
          B.   PRO FORMA FINANCIAL INFORMATION
               The Registrant finds it impracticable to provide the pro forma financial information to the extent required by Article 11 of Regulation S-X at the time of the filing of this Current Report. The Registrant shall cause to be filed under cover of Form 8-K(A) pro forma financial statements reflecting the appropriate amounts for interest, income taxes, and any other incremental corporate overhead costs not reflected in the historical financial statements as soon as practicable, but no later than October 6, 1997.
          C.   EXHIBITS
               The following Exhibits, as applicable, are attached to this Current Report (Form 8-K). The Exhibit Index is found on the page immediately succeeding the signature page and the Exhibits follow on the pages immediately succeeding the Exhibit Index.

               1.   Underwriting Agreement

                    Not Applicable

               2.   Plan of acquisition, reorganization,
                    arrangement, liquidation or succession

                    2.1 Asset Purchase Agreement dated as of July 22, 1997 by and among CPAC, Inc., The Fuller
                         Brush Company, Inc., IVAX Industries, Inc.
                         and IVAX Corporation;

               4. Instruments defining the rights of security holders, including debentures

                    Not Applicable

               16.  Letter re: change in certifying accountant

                    Not Applicable


               17.  Letter re: director resignation

                    Not Applicable

               20.  Other documents or statements to security holders

                    Not Applicable

               24.  Consents of experts and counsel

                    Not Applicable

               25.  Power of Attorney

                    Not Applicable

               27.  Financial Data Schedule

                    Not Applicable
               99.  Additional Exhibits

                    Not Applicable


ITEM 8:   CHANGE IN FISCAL YEAR

          Not Applicable


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 5, 1997                 CPAC, Inc.



                                   By: /s/ Thomas N. Hendrickson
                                       -----------------------------------------
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                                       THOMAS N. HENDRICKSON
                                       President and Chief Executive Officer



Dated:  August 5, 1997                 CPAC, Inc.


                                   By: /s/ Thomas J. Weldgen
                                       -----------------------------------------
---
                                       THOMAS J. WELDGEN
                                       Chief Financial Officer


                               INDEX TO EXHIBITS

                                                                        PAGE
                                                                        ----

      1.    Underwriting Agreement                                       N/A

      2. Plan of acquisition, reorganization, arrangement, liquidation or succession

            2.1   Asset Purchase Agreement dated as of July
               22, 1997 by and among CPAC, Inc., The Fuller
               Brush Company, Inc., IVAX Industries, Inc.
               and IVAX Corporation;                                       8

      4.  Instrument defining the rights of security
          holders, including debentures                                  N/A

     16.  Letter re: change in certifying accountant                     N/A

     17.  Letter re: director resignation                                N/A

     20.  Other documents or statements to security holders              N/A
     24.  Consents of experts and counsel                                N/A

     25.  Power of Attorney                                              N/A

     27.  Financial Data Schedule                                        N/A

     99.  Additional Exhibits                                            N/A